Oaktree Emerging Markets Equity Fund
Summary Prospectus
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://www.oaktreefunds.com/. You may also get information at no cost by calling 1-855-244-4859, or by sending an email request to info@brookfieldoaktree.com. The current prospectus (“Prospectus”) and statement of additional information (“SAI”), dated April 29, 2022, as supplemented from time to time, are incorporated by reference into this summary prospectus. The Fund’s SAI may be obtained, free of charge, in the same manner as the Prospectus.
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Share Class: Ticker Symbol
Class A	Class C	Class I
OEQAX	OEQCX	OEQIX
Investment Objective
The Oaktree Emerging Markets Equity Fund (the “Fund,” or the “Emerging Markets Fund”) seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Brookfield Investment Funds. You may also qualify for sales charge discounts or waivers through certain financial intermediaries. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. More information about these and other discounts is available from your financial professional and in the section entitled “Shareholder Account Information — Initial Sales Charges (Class A Shares Only)” on page 22 of the Fund’s Prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Fund’s Prospectus.

	Class A Shares	Class C Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original cost of shares redeemed)	None (1)	1.00	% (2)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.90%	0.90%		0.90%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%		None
Other Expenses (3)	5.41%	5.41%		5.41%
Acquired Fund Fees and Expenses (4)	0.02%	0.02%		0.02%
Total Annual Fund Operating Expenses	6.58%	7.33%		6.33%
Less Fee Waiver and/or Expense Reimbursement (5)	(5.21)%	(5.21)%		(5.21)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (5)	1.37%	2.12%		1.12%

(1)
No sales charge is payable at the time of purchase on investments of  $1 million or more, although for such investments the Fund will impose a Contingent Deferred Sales Charge of 1.00% on redemptions made within eighteen months of purchase.

(2)
A Contingent Deferred Sales Charge of 1.00% will be applied to redemptions of Class C Shares made within twelve months of the purchase date.

(3)
“Other Expenses” for Class A and Class C Shares are based on estimated amounts for the current fiscal year.

(4)
Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other registered investment companies. The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund do not correlate to the Ratios to Average Net Assets-Gross operating expenses and Net expenses, including fee waivers and reimbursement in the “Financial Highlights,” which reflects the operating expenses of the Fund and does not include indirect expenses such as AFFE.

(5)
Oaktree Fund Advisors, LLC, the Fund’s investment adviser (the “Adviser” or “Oaktree”), has contractually agreed to waive all or a portion of its investment advisory fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund’s business) at no more than 1.35% for Class A Shares, 2.10% for Class C Shares, and 1.10% for Class I Shares. The fee waiver and expense reimbursement arrangement will continue for a period of no less than one year from the effective date of the Fund’s registration statement, and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap, provided that in the case of a termination by the Adviser, the Adviser will provide the Board of Trustees with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that the Fund may only make repayments to the Adviser if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (1) the expense cap in place at the time such amounts were waived; and (2) the Fund’s current expense cap.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same (taking into account the expense limitation for the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$608	$1,886	$3,125	$6,054
Class C Shares	$315	$1,688	$3,094	$6,331
Class I Shares	$114	$1,412	$2,675	$5,690
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C Shares	$215	$1,688	$3,094	$6,331
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the period June 3, 2021 (commencement of operations) through the fiscal year ended December 31, 2021, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities, including common and preferred stocks, of emerging market companies (the “80% Policy”). The Fund invests in the securities of companies that the Adviser believes have been undervalued in the market relative to their ability to generate strong cash flows and attractive returns on capital, which may include securities of small- or mid-capitalization companies. The Fund may also invest in securities of companies denominated in U.S. dollars or foreign currencies, such as the Euro.
The Adviser considers emerging market companies to be those companies that are located in, or economically tied to, emerging market countries or that maintain securities that principally trade on exchanges located in emerging market countries. In constructing the Fund’s portfolio, the Adviser primarily looks to the emerging market countries that comprise the MSCI Emerging Markets (ND) Index as the investable universe from which emerging market companies may be included in the Fund’s portfolio and are located in, or economically tied to, such emerging market countries or that maintain securities that principally trade on exchanges located in such emerging market countries. In limited circumstances, the Fund may also invest in other countries with similar characteristics to those included in the MSCI Emerging Markets (ND) Index. As of March 31, 2022, the MSCI Emerging Markets (ND) Index includes the following 24 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
The Adviser believes that the long-term investment opportunities in emerging markets are favorable compared to those available in more developed markets and that the opportunity for bottom-up managers with experience in undervalued situations will be significant due in part to the high rate of change in, and the volatility of, the emerging markets. While there are numerous risks in the emerging markets that are not equally prevalent in more developed markets, the Adviser’s goal is to manage the risks and seeks to earn a more-than commensurate return for bearing such risks.
The Adviser uses proprietary, fundamental research to identify companies with solid businesses for investment that it believes have an intrinsic value that is higher than the company’s value as determined by its current stock price. When selecting individual companies for investment, the Adviser normally looks for:
•
Sound management

•
Quality business model

•
Positive cash flow generation

•
Strong market position

•
Industry growth potential

•
Sustainable advantages

•
Stock trading at a significant discount to intrinsic value

In constructing the overall portfolio of investments for the Fund, the Adviser actively considers the risk of loss that can occur as a result of unpredictable market events and seeks to construct a portfolio that is appropriately diversified across various countries and sectors. The Adviser also carefully monitors developments on both the company level and global macro level to seek to identify circumstances that could cause the risk in the portfolio to increase beyond desired levels. Furthermore, the Adviser considers a company’s sustainable competitive advantages, such as strong market position, industry growth potential, or positive cash flow generation across diversified geographies and industries. As described more fully below, the Adviser integrates environmental, social, and governance factors into its investment process and as part of its overall portfolio decision making process.
The Adviser may sell or reduce the Fund’s investment in a portfolio security if the Adviser detects a less appealing risk/reward profile for the company, price appreciation in the company’s stock resulting in overvaluation, deceleration of the company’s revenue or earnings growth, deterioration in the company’s business, or issues developing with company management.
The Fund may change the 80% Policy without shareholder approval. The Fund will provide shareholders with written notice at least 60 days prior to the implementation of any such changes.
Oaktree seeks to be a socially responsible investor and takes account of environmental, social and corporate governance (“ESG”) considerations as part of its investment process. In September 2019, Oaktree became a signatory to the United Nations-supported Principles for Responsible Investment (“PRI”). Consistent with PRI principles, Oaktree tracks its engagement and analysis with issuers over time to allow it to identify corporate progress or specific areas that need improvement. By recording these company interactions, Oaktree creates a journal of record that allows it to ensure that management teams are held accountable for their progress. Moreover, the Adviser intends to invest in companies that continually improve ESG practices through clearly identified, expected changes while avoiding management teams and companies that it deems to have deteriorating ESG fundamentals. Oaktree embeds ESG considerations throughout its investment process and tailors those considerations to asset classes, as appropriate. Each Oaktree investment strategy must have supplemental ESG policies or guidelines that provide additional ESG detail and commitments tailored to its specific strategy. These strategy-specific policies should address the following areas: (i) incorporation and documentation of ESG analysis during the due diligence process and investment decision; (ii) use of third-party advisors where additional expertise is required; (iii) when appropriate, engagement with portfolio companies on enhancement of their ESG practices; (iv) the ongoing monitoring of ESG issues for portfolio companies and investments; and (v) reporting on ESG efforts to clients. We believe that the tenets of the PRI are well-aligned with Oaktree’s mission of delivering superior investment results with risk under control, and complementary to — not in conflict with — our investment philosophy. Our adoption of the PRI reflects broad-based support for investing with a sensitivity to environmental, social and corporate governance considerations, which we have done since the firm’s inception. Oaktree’s formal Socially Responsible Investment (“SRI”) policy was first adopted and published in 2014, and since then we have continued to refine our approach. Oaktree’s mission is to deliver superior risk-adjusted returns to its investors, and the firm recognizes that ESG issues can directly impact investment performance. Accordingly, Oaktree’s investment team follows Oaktree’s policy on SRI and regularly assesses ESG-related factors as part of the team’s investment process in a manner it believes is consistent with its fiduciary obligations to maximize profits for its funds and accounts.
In evaluating an existing or prospective investment, Oaktree’s investment team generally seeks to (a) identify ESG issues that may affect the investment, (b) analyze the relative importance of, and risk posed by, any identified ESG issue, (c) consider the costs and benefits of potential remedial measures, and (d) assess our ability to influence change. Based on the foregoing analysis, we may seek to foster change in some circumstances or even forgo investments in others. Oaktree’s investment team seeks to advance ESG practices through the interactions of its investment professionals with the management of existing and prospective companies and their advisors. Oaktree seeks to ensure that company management appreciates the financial ramifications of ethical issues and has the benefit of Oaktree’s insight with respect to the approaches being taken across a wide variety of industries and companies. In evaluating an existing or prospective investment, however, ESG is just one of several factors that is considered when making investments on behalf of the Fund. In addition, ESG is not weighted more heavily than other considerations, and the Fund could invest in a company even if such company scores poorly when any applicable ESG factors are considered.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following summarizes the principal risks that have been identified for the Fund.
Health Crisis Risk. The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance and the value of your investment in the Fund. It is not possible to determine the ultimate impact of COVID-19 at this time. Further, the extent and strength of any economic recovery after the COVID-19 pandemic abates, including following any “second wave,” “third wave” or other intensifying of the pandemic, is uncertain and subject to various factors and conditions. Accordingly, an investment in the Fund is subject to an elevated degree of risk as compared to other market environments.
Risks of Recent Market and Economic Developments The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 and concern about its spread has resulted in severe disruptions to global financial markets, border closings, restrictions on travel and gatherings of any measurable amount of people, “shelter in place” orders (or the equivalent) for states, cities, metropolitan areas and countries, expedited and enhanced health screenings, quarantines, cancellations, business and school closings, disruptions to employment and supply chains, reduced productivity, severely impacted customer and client activity in virtually all markets and sectors, and a virtual cessation of normal economic activity. These events have contributed to severe market volatility, which may result in reduced liquidity, heightened volatility and negatively impact Fund performance and the value of your investment in the Fund.
The current economic situation and the unprecedented measures taken by state, local and national governments around the world to combat the spread of COVID-19, as well as various social, political and psychological tensions in the United States and around the world, may continue to contribute to severe market disruptions and volatility and reduced economic activity, may have long-term negative effects on the U.S. and worldwide financial markets and economy and may cause further economic uncertainties in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund’s portfolio. It is difficult to predict how long the financial markets and economic activity will continue to be impacted by these events and the Fund cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets. The Adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
Financial Sector Risk. While the Fund does not concentrate or focus its investments in the financial sector, a sizable portion of its investments may be in the sector at any given time. The Fund’s investments in companies within the financial sector means that market or economic factors impacting that sector could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans) and competition from new entrants in their fields of business.
Asia Risk. A significant portion of the Fund’s investments may be in Asia at any given time. Many of the economies of countries in Asia are considered emerging market economies. Countries in Asia can be reliant on only a few industries or commodities. Many Asian economies are characterized by high inflation, undeveloped financial service sectors, frequent currency fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets.
Adviser Investment Risk. The Adviser and its affiliates (each, an “Adviser Investor”) may from time to time own a significant amount of the Fund’s shares (an “Adviser Investment”). An Adviser Investor may make an Adviser Investment to enable the Fund to reach critical mass or because the Adviser Investor has capital to invest and wants exposure to the Fund’s investment strategy or for other reasons. If an Adviser Investment is substantial relative to the Fund’s overall asset size, a partial or complete redemption of the Adviser Investment, which may occur at any time, including at the time of other inflows or outflows, may have a material adverse effect on the Fund’s expense ratio, portfolio turnover and the overall ability to manage the Fund. The Adviser Investor reserves the right to redeem its Adviser Investment at any time in accordance with applicable law in its sole and absolute discretion.
Emerging Markets Risk. Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested. In addition, the availability and reliability of information material to an investment decision, particularly financial information, from these companies in emerging markets may be limited in comparison to the scope and reliability of financial information provided by U.S. companies.
Foreign (Non-U.S.) Securities Risk. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.
Foreign Currency Risk. The Fund will invest in instruments denominated in U.S. and foreign currencies. The Fund’s net asset value (“NAV”) could decline as a result of changes in the exchange rates between foreign currencies in which a security is denominated and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.
Equity Securities Risk. Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.

Value Style Risk. Over time, a value oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Issuer Risk. Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.
Management Risk. The Fund has an actively managed portfolio. The Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Portfolio Selection Risk. The Adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.
Geopolitical Risk. Occurrence of global events such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, pandemics and other public health issues, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.
Political Risks Relating to Russia’s Invasion of Ukraine. Russia began its invasion of Ukraine in February 2022. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and the United States. Russia’s military invasion of Ukraine, the resulting responses by the United States and other countries, and the potential for wider conflict has increased volatility and uncertainty in the financial markets, specifically for companies in the oil and gas sector, finance and resource extraction.
The ramifications of the hostilities and sanctions, however, may not be limited to Russia. Conflict between Ukraine and Russia is likely to negatively impact other regional and global economic markets (including
Europe, Asia and the United States), companies in other countries (particularly those that have exposure to Russia and Ukraine) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas and banking.
Preferred Securities Risk. There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights.
Market Risk. The values of securities held by the Fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The Fund may experience a substantial or complete loss on any individual security.
New Fund Risk. The Fund is new with limited operating history and there can be no assurance that the Fund will grow or maintain an economically viable size, in which case the Board of Trustees of the Fund may determine to liquidate the Fund.
Small- and Mid-Capitalization Risk. The risk that returns from small- and mid-capitalization stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.
The Fund’s shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.
Performance
The Fund has not been in operation for a full calendar year. As a result, no performance information is available.
Management
Investment Adviser: Oaktree Fund Advisors, LLC
Portfolio Managers: Frank J. Carroll, Managing Director and Portfolio Manager, and Janet L. Wang, Managing Director and Co-Portfolio Manager, each of Oaktree Fund Advisors, LLC, have served as

Portfolio Managers of the Fund since its inception. The Portfolio Managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Purchase and Sale of Fund Shares
Class: A (OEQAX), C (OEQCX), I (OEQIX)
You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Oaktree Emerging Markets Equity Fund, c/o U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services), P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer or by telephone at 1-855-244-4859, or through a broker-dealer or other financial intermediary. The minimum initial investment for Class A and C is $1,000 and the minimum for additional investments is $100. The minimum initial investment for Class I is $1 million and there is no minimum for additional Class I investments.
Class I Shares are (1) offered at net asset value, (2) sold without a front-end sales load, (3) offered to foundations, endowments, institutions, and employee benefit plans acquiring shares directly from the Fund’s distributor or from a financial intermediary with whom the Fund’s distributor has entered into an agreement expressly authorizing the sale by such intermediary of Class I Shares and whose initial investment is not less than the initial minimum amount set forth in this Prospectus from time to time, (4) available through certain “wrap,” retirement and other programs sponsored by certain financial intermediaries with whom the Fund and/or its distributor have entered into an agreement, as well as employees, officers, and trustees of the Trust, the Adviser and its affiliates and their immediate family members (i.e., spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above, as set forth in this Prospectus, and (5) not subject to ongoing distribution fees or service fees. The Fund may accept, in its sole discretion, investments in Class I Shares from purchasers not listed above or that do not meet the investment minimum requirement.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.